UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

February 1, 2023

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On February 1, 2023, Telkonet, Inc. (the “Company”) entered into employment agreements with John M. Srouji, the Company’s Chief Sales and Operating Officer (“Mr. Srouji”), Jeffrey J. Sobieski, the Company’s Chief Technology Officer (“Mr. Sobieski”) and Richard E. Mushrush, the Company’s Chief Financial Officer (“Mr. Mushrush”). The material terms of the employment agreements are set forth below.

John M. Srouji

Effective February 1, 2023, Mr. Srouji entered into an Amended Employment Agreement pursuant to which Mr. Srouji will continue to serve as the Company’s Chief Sales and Operating Officer.

Under the agreement, Mr. Srouji will receive a base salary of $300,000, which may be increased, at any time, as determined by the board of directors of the Company (the “Board”). Mr. Srouji will also be eligible for a Retention Bonus Agreement (the “Bonus Agreement”) pursuant to which he will be eligible to receive up to 30% of his base salary should targets set forth in the Bonus Plan be hit. The agreement provides that Mr. Srouji will have a guaranteed 2022 bonus of $25,000, which Mr. Srouji received prior to January 1, 2023.

Mr. Srouji will also be paid a retention bonus of $90,000 in January 2026 if he remains employed by the Company through the end of 2025. Finally, Mr. Srouji will be eligible to participate in the Company’s 2023 Long-Term Cash Incentive Plan (the “Incentive Plan”) for the 2023-2025 period.

The Incentive Plan, form of the Bonus Plan and descriptions thereof have previously been filed as Exhibits 10.1 and 10.3, respectively, to the Company’s Form 8-K filed on February 3, 2023 and are incorporated herein by reference.

The term of Mr. Srouji’s agreement runs through May 2026, and will automatically renew for an additional twelve months unless Mr. Srouji or the Company take action to not renew the Agreement. If Mr. Srouji’s employment is terminated without cause, or if he resigns with Good Reason (as that term is defined in the Agreement), Mr. Srouji, upon signing a release of employment-related claims, will be entitled to one year of base salary, and upon termination without cause, the Company will reimburse Mr. Srouji for health insurance costs in compliance with COBRA for the shorter of: one year or Mr. Srouji’s securing new employment providing similar benefits.

The foregoing description of the agreement between the Company and Mr. Srouji is qualified in its entirety by reference to the actual terms of the agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Jeffrey J. Sobieski

Effective February 1, 2023, Mr. Sobieski entered into an Amended Employment Agreement pursuant to which Mr. Sobieski will continue to serve as the Company’s Chief Technology Officer.

Under the agreement, Mr. Srouji will receive a base salary of $250,000. Mr. Sobieski will also participate in the Bonus Plan, pursuant to which he will be eligible to receive up to 15% of his base salary should targets set forth in the Bonus Plan be hit. Mr. Sobieski will also be paid a retention bonus of $75,000 in January 2026 if he remains employed by the Company through the end of 2025. Finally, Mr. Sobieski will be eligible to participate in the Incentive Plan for the 2023-2025 period.

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The term of Mr. Sobieski’s agreement runs through May 2026, and will automatically renew for an additional twelve months unless Mr. Srouji or the Company take action to not renew the agreement. If Mr. Sobieski’s employment is terminated without cause, or if he resigns with Good Reason (as that term is defined in the agreement), Mr. Sobieski, upon signing a release of employment-related claims, will be entitled to one year of base salary, and upon termination without cause, the Company will reimburse Mr. Sobieski for health insurance costs in compliance with COBRA for the shorter of: one year or Mr. Sobieski’s securing new employment providing similar benefits.

The foregoing description of the agreement between the Company and Mr. Sobieski is qualified in its entirety by reference to the actual terms of the agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Richard E. Mushrush

Effective February 1, 2023, Richard E. Mushrush entered into an Amended Employment Agreement pursuant to which Mr. Mushrush will continue to serve as the Company’s Chief Financial Officer.

Under the agreement, Mr. Mushrush will receive a base salary of $122,000. Mr. Mushrush will also participate in the Company’s Bonus Plan, pursuant to which he will be eligible to receive up to 20% of his base salary should targets set forth in the Bonus Plan be hit. Mr. Mushrush will also be paid a retention bonus of $36,600 in January 2026 if he remains employed by the Company through the end of 2025. Finally, Mr. Mushrush will be eligible to participate in the Incentive Plan for the 2023-2025 period.

The term of Mr. Mushrush’s agreement runs through May 2026, and will automatically renew for an additional twelve months unless Mr. Srouji or the Company take action to not renew the Agreement. If Mr. Mushrush’s employment is terminated without cause, or if he resigns with Good Reason (as that term is defined in the Agreement), Mr. Mushrush, upon signing a release of employment-related claims, will be entitled to one year of base salary, and upon termination without cause, the Company will reimburse Mr. Mushrush for health insurance costs in compliance with COBRA for the shorter of: one year or Mr. Mushrush’s securing new employment providing similar benefits.

The foregoing description of the agreement between the Company and Mr. Mushrush is qualified in its entirety by reference to the actual terms of the agreement, which has been filed as Exhibit 10.3 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Services Agreement

Effective February 1, 2023, the Company entered into a Services Agreement with VDA Group S.p.A., which is the Company’s largest shareholder. Pursuant to the Services Agreement, the Company will provide VDA Group with outsourced services traditionally associated with the role of a Chief Technology Officer (the “Services”). The Services will primarily be provided by Mr. Sobieski and will require Mr. Sobieski to regularly travel to VDA Group’s offices in Italy. Pursuant to the Services Agreement, VDA Group will pay to the Company 50% of the cost of labor and expenses associated with the provision of the services.

The Services Agreement can be terminated by either party upon at least 30 days’ notice, and the Services Agreement will automatically terminate should the Mr. Sobieski’s employment terminate. The Services Agreement explicitly states that no employment relationships are created thereby.

The foregoing description of the agreement between the Company and VDA Group S.p.A. is qualified in its entirety by reference to the actual terms of the agreement, which has been filed as Exhibit 10.4 to this Current Report on Form 8-K, and which is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated February 1, 2023, by and between Telkonet, Inc. and John M. Srouji
10.2	Employment Agreement, dated February 1, 2023, by and between Telkonet, Inc. and Jeffrey J. Sobieski
10.3	Employment Agreement, dated February 1, 2023, by and between Telkonet, Inc. and Richard E. Mushrush
10.4	Services Agreement, dated February 1, 2023, by and between Telkonet, Inc. and VDA Group S.p.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2023	TELKONET, INC.

By: /s/ Piercarlo Gramaglia
Piercarlo Gramaglia Chief Executive Officer

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